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Exhibit 99a







                            PALERMO ITALIAN FOODS LLC

                              FINANCIAL STATEMENTS

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
                                                                            PALERMO ITALIAN FOODS LLC
                                                                        INDEX TO FINANCIAL STATEMENTS


INDEPENDENT AUDITORS REPORT                                                             I

BALANCE SHEETS, JUNE 30, 2006 (UNAUDITED) DECEMBER 31, 2005
            DECEMBER 31, 2004                                                          II

STATEMENT OF OPERATIONS SIX-MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
            YEAR ENDED DECEMBER 31, 2005 & 2004                                       III

STATEMENT OF CASH FLOWS                                                                IV

STATEMENT OF PARTNERS' CAPITAL ACCOUNT                                                  V

NOTES TO FINANCIAL STATEMENTS                                                          VI
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                           E. RANDALL GRUBER, CPA, PC
================================================================================


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Palermo Foods LLC

I have audited the accompanying consolidated balance sheets of Palermo Foods LLC, as of December 31, 2005 and 2004, and the related statements of operations, changes in partners capital and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Palermo Foods LLC as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ E. Randall Gruber, CPA, PC
E. Randall Gruber, CPA, PC
Lake St. Louis Missouri


October 10, 2006



                      Member: American Institute of Certified Public Accountants
                   Registered: Public Company Accounting Oversight Board (PCAOB)

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                                                                                 PALERMO ITALIAN FOODS LLC
                                                                                            BALANCE SHEETS


                                                              6/30/2006      12/31/2005      12/31/2004
                                                              unaudited
ASSETS
CURRENT ASSETS
         Cash and Cash Equivalents                                       -              -          11,218
         Accounts Receivable-net of allowance
            for doubtful accounts of 37,500                        346,464        374,153         502,723
         Inventory                                                 417,487        382,116         339,552
         Prepaid Costs                                              45,576         76,927               -
                                                            ----------------------------------------------

TOTAL CURRENT ASSETS                                               809,527        833,196         853,493

FIXED ASSETS-NET                                                   329,043        379,579         347,029

OTHER ASSETS
         Intangible Assets-Net                                   1,251,207      1,436,571       1,807,299
         Goodwill                                                   85,046         85,046          85,046
         Security Deposits                                               -         13,917               -
                                                            ----------------------------------------------

TOTAL OTHER ASSETS                                               1,336,253      1,535,534       1,892,345
                                                            ----------------------------------------------

TOTAL ASSETS                                                     2,474,826      2,748,309       3,092,867
                                                            ==============================================

LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES
         Cash Overdraft                                             64,340        181,407               -
         Accounts Payable and Accrued Expenses                     658,628        828,630         981,779
         Current Portion of Long-Term Debt                         486,625        506,588          52,000
TOTAL CURRENT LIABILITIES                                        1,209,593      1,516,625       1,033,779

LONG-TERM LIABILITIES
           Long-Term Debt                                          245,803        354,726         570,667

TOTAL LIABILITIES                                                1,455,396      1,871,351       1,604,446

PARTNERS CAPITAL                                                 1,019,430        876,958       1,488,421

TOTAL LIABILITIES AND PARTNERS CAPITAL                           2,474,826      2,748,309       3,092,867

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                                                                                   PALERMO ITALIAN FOODS LLC
                                                                                     STATEMENT OF OPERATIONS


                                                     Six Months Ended         Year Ended          11/15/04
                                                        30-Jun-06               31-Dec           12/31/2004
                                                       (unaudited)               2005

Sales                                                       5,090,493          12,626,435          1,963,458

Cost of Sales                                               4,301,175          11,491,582          1,692,640

Gross Profit                                                  789,318           1,134,853            270,818

Selling, General and Administrative Expenses                  998,849           2,133,122            338,827

Net Loss                                                     -207,531            -998,269            -68,009

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                                                                              PALERMO ITALIAN FOODS LLC
                                                                                STATEMENT OF CASH FLOWS


                                                              6/30/2006      12/31/2005     12/31/2004

Cash Flows from Operating Activities:
        Net Loss                                               -207,531       -998,269        -68,009
Adjustments to reconcile Net Loss to
Net Cash Provided by Operating Activities:
        Depreciation and Amortization                           241,851        481,100         56,705
Changes in Assets and Liabilities
        Accounts Receivable                                      27,689        128,570         24,149
        Inventory                                               -35,371        -42,564         48,941
        Prepaid Costs and other assets                           45,268        -90,844              -
        Accounts Payable                                       -287,069         28,258       -264,104

Net Cash Used in Operations                                    -215,163       -493,749       -202,318

Cash Flows From Investing Activities
        Purchase of Fixed Assets                                 -5,951       -142,922        -12,393

Cash Flows Provided by Financing Activities
        Capital Contributions                                   350,000        386,806        225,929
        Net Borrowings (Repayment) of Debt                     -128,886        238,647              -

Net Cash Provided by Financing Activities                       221,114        625,453        225,929

Net Increase (Decrease) in Cash and Cash Equivalents                  0        -11,218         11,218

Cash at the Beginning of the Period                                   0         11,218              0

Cash at the End of the Period                                         0              0         11,218

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                                                       PALERMO ITALIAN FOODS LLC
                                                   SCHEDULE OF PARTNERS' CAPITAL
                                               NOVEMBER 15, 2004 - JUNE 30, 2006


Beginning Capital                                                            0

Contributions                                                        1,556,430

Loss For Period                                                        -68,009

Balance December 31, 2004                                            1,488,421

Contributions                                                          386,806

Loss For The Year                                                     -998,269

Balance December 31, 2005                                              876,958

Contributions                                                          350,000

Loss for Six months ended June 30, 2006                               -207,528

Balance June 30, 2006                                                1,019,430
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